Income Tax	6 Months Ended
Jun. 30, 2023
Income Tax [Abstract]
Income Tax
Note 18. - Income Tax
The effective tax rate for the periods presented has been established based on management’s best estimates, taking into account the tax treatment of permanent differences and tax credits.
For the six-month period ended June 30, 2023, income tax amounted to a $2,168 thousand profit with respect to a profit before income tax of $28,623 thousand. In the six-month period ended June 30, 2022, income tax amounted to a $6,050 thousand expense with respect to a profit before income tax of $16,848 thousand. The effective tax rate differs from the nominal tax rate mainly due to permanent tax differences in some jurisdictions.